UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: August 20, 2026

(Date of earliest event reported)

DEERE & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

___________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value	DE	New York Stock Exchange
6.55% Debentures Due 2028	DE28	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition

On Thursday, August 20, 2026, Deere & Company (the “Company”) issued a press release announcing its results of operations for the third quarter of fiscal year 2026. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01Regulation FD

On Thursday, August 20, 2026, the Company made available a presentation providing a review of its third quarter of fiscal year 2026 in connection with its investor earnings call. A copy of the presentation is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Number	Description of Exhibit
99.1	Press Release and Supplemental Financial Information (Furnished herewith)
99.2	Third Quarter 2026 Earnings Conference Call Presentation (Furnished herewith)
104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERE & COMPANY

	By:	/s/ Julie M. O. Rosales
Julie M. O. Rosales
Corporate Secretary

Dated: August 20, 2026

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